Exhibit 10.2

                                                           EXECUTION COUNTERPART

                     AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

            AMENDMENT NO. 1 dated as of July 7, 2000, between OMNICOM FINANCE INC., a corporation organized and existing under the laws of the State of Delaware ("OFI"); OMNICOM FINANCE PLC (formerly, Omnicom Finance Limited), a corporation organized and existing under the laws of England and Wales ("OFL"); OMNICOM CAPITAL INC., a corporation organized and existing under the laws of the State of Connecticut ("OCI" and, together with OFI and OFL, each a "Borrower" and, collectively, the "Borrowers"); OMNICOM GROUP INC. (the "Guarantor"); each of the financial institutions that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); and ABN AMRO BANK N.V., NEW YORK BRANCH, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

            OFI and OFL, the Banks and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of February 20, 1998 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by the making of loans) by the Banks to the Borrowers in an aggregate principal amount not exceeding $500,000,000 at any one time outstanding. The Borrowers, the Banks and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

            Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

            Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

            2.01. References. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

            2.02. Definitions. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said Section 1.01) and inserting the same in the appropriate alphabetical locations and amending the following definitions (to the extent already included in said Section 1.01) to read in their entirety as follows:

            "Borrower" and "Borrowers" shall mean, individually or collectively, as the case may be, each of Omnicom Finance Inc., a corporation organized and existing under the laws of Delaware ("OFI"); Omnicom Finance plc (formerly, Omnicom Finance Limited), a corporation

                     Form of Amendment No. 1 to the Guaranty

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      organized and existing under the laws of England and Wales ("OFL"), and
      OCI; provided that for the purposes of Section 3 and any other provisions or terms in the Credit Agreement relating to the Letter of Credit, the issuance of Commercial Paper or the Depositary Agreement, "Borrower" shall only mean each of OFI and OFL.

            "OCI" shall mean Omnicom Capital Inc., a corporation organized and existing under the laws of Connecticut.

            2.03. OCI as Borrower. OCI shall become a party to the Credit Agreement as a Borrower thereunder for the sole purpose of borrowing Loans. Accordingly, the Credit Agreement shall be amended to provide that each reference therein to the term "Borrower" or "Borrowers" shall be deemed to refer, individually or collectively, as the case may be, to OFI, OFL and to OCI, and each reference therein to "either Borrower" shall be deemed to refer to "any Borrower", and OCI shall be entitled to borrow Loans thereunder on the same terms and conditions as OFI and OFL (and shall be subject to the same terms and conditions thereunder with respect to Loans made to it as each of OFI and OFL is with respect to Loans made to it); provided, that such terms shall not be deemed to refer to OCI when used in Section 3 or in any other provisions or terms in the Credit Agreement relating to the Letter of Credit, the issuance of Commercial Paper or the Depositary Agreement; and provided, further, that OCI shall have no obligation to reimburse any payment made under the Letter of Credit and shall not be permitted to issue Commercial Paper. The covenants and agreements specified in Sections 8 and 9 of the Credit Agreement shall be applicable to each of OFI, OFL and OCI (it being understood that any dollar limitation specified in such provisions shall be applicable to OFI, OFL and OCI collectively); provided, however, that the introductory paragraph of Section 8 shall be amended by deleting the word "OFI" therein and replacing it with the words "OFI and OCI"; and provided, further, that Section 8.05 shall be amended as provided in Section 2.04 of this Amendment No. 1.

            2.04. ERISA. Sections 8.05 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

            "8.05. ERISA. As soon as possible and, in any event, within 10 days after OFI or any of its Subsidiaries or ERISA Affiliates or OCI or any of its Subsidiaries or ERISA Affiliates knows or has reason to know of any of the following, OFI or OCI, as the case may be, will deliver to each of the Banks a certificate of the chief financial officer of OFI or OCI, as the case may be, setting forth details as to such occurrence and such action, if any, which OFI, OCI, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by OFI, OCI, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred, that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under
      Section 412 of the Code with respect to a Plan, that a Plan has been or may be terminated via a "distress termination" as referred to in section 4041(c) of ERISA, reorganized, partitioned or declared insolvent under Title IV of ERISA, that a

                     Form of Amendment No. 1 to the Guaranty

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      Plan has an Unfunded Current Liability giving rise to a Lien under ERISA, that proceedings may be or have been instituted by the PBGC to terminate a Plan, that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan, or that OFI or any of its Subsidiaries or ERISA Affiliates or OCI or any of its Subsidiaries or ERISA Affiliates will or may incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA. In addition to any certificates or notices delivered to the Banks pursuant to the first sentence hereof, copies of notices received by OFI or any of its Subsidiaries or ERISA Affiliates or OCI or any of its Subsidiaries or ERISA Affiliates required to be delivered to the Banks hereunder shall be delivered to the Banks no later than 10 days after the later of the date such notice has been filed with the Internal Revenue Service or the PBGC, given to Plan participants or received by OFI or any of its Subsidiaries or ERISA Affiliates or OCI or any of its Subsidiaries or ERISA Affiliates.

            Section 3. Representations and Warranties. Each Borrower (but only OFI and OCI with respect to Section 7.09) represents and warrants to the Banks as of the date hereof that: (i) the representations and warranties set forth in
Section 7 of the Credit Agreement are true and correct as to itself and its Subsidiaries (if applicable) on and as of the date hereof as though made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said Section 7 to "this Agreement" included reference to this Amendment No. 1 and as if each reference in Section 7.09 to "OFI" included reference to "OFI or OCI" and (ii) no event has occurred and is continuing that constitutes a Default or Event of Default (and the parties agree that breach of any of the representations and warranties in this Section 3 shall constitute an Event of Default under Section 10.02 of the Credit Agreement).

            Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of each of the following conditions precedent:

            (a) Documents. The Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

                  (1) Execution by All Parties. Counterparts of this Amendment
            No. 1, duly executed and delivered by each Borrower, the Guarantor, the Administrative Agent and each Bank.

                  (2) Authority and Approvals. Certified copies of resolutions of the Board of Directors of OCI (or equivalent documents) authorizing and approving the Credit Agreement as amended hereby and the Notes, authorizing Borrowings under the Credit Agreement in an aggregate principal amount up to $500,000,000 at any one time outstanding, and certified copies of all documents evidencing other necessary action (corporate, partnership or otherwise) and governmental

                     Form of Amendment No. 1 to the Guaranty

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            approvals, if any, with respect to the Credit Agreement as amended hereby and the Notes.

                  (3) Notes. There shall have been executed by OCI and delivered to the Administrative Agent, pursuant to Section 2.05 of the Credit Agreement, a Syndicated Note, a Competitive Bid Note and a Swingline Note, substantially in form of Exhibits B-1, B-3 and B-4, respectively, to the Credit Agreement, for each Bank which is to evidence each such Bank's Loans to OCI.

                  (4) Secretary's or Assistant Secretary's Certificate. A
            certificate of the Secretary or an Assistant Secretary of OCI, dated the date hereof, certifying the names and true signatures of the officers of OCI authorized to execute and deliver this Amendment No. 1 and the Notes and the other documents to be delivered hereunder and attaching corporate documentation respecting the organization, existence and good standing of OCI.

                  (5) Other Documents. Such other documents as the
            Administrative Agent may reasonably request, including certificates of officers or opinions of counsel, relating to the organization, existence and good standing of OCI, the authorization of the Credit Agreement as amended hereby, the enforceability of the Credit Agreement as amended hereby or other legal matters relating to the Credit Agreement as amended hereby or the transactions contemplated thereby, all in form and substance satisfactory to the Administrative Agent.

            (b) Guaranty. Each of the Guarantor, the Administrative Agent and each Bank shall have duly executed and delivered Amendment No. 1 to the Guaranty attached hereto as Exhibit A.

            (c) Fees and Expenses. The Administrative Agent shall have received evidence satisfactory to it that the Guarantor shall have paid all accrued fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent), to the extent invoiced, in connection with this Amendment No. 1.

            Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

                     Form of Amendment No. 1 to the Guaranty

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment
No. 1 to be duly executed and delivered as of the day and year first above written.

                                        BORROWERS

                                        OMNICOM FINANCE INC.

                                        By: /s/ Dennis E. Hewitt
                                            ------------------------------------
                                            Name: Dennis E. Hewitt
                                            Title: Treasurer

                                        OMNICOM FINANCE PLC

                                        By: /s/ Barry J. Wagner
                                            ------------------------------------
                                            Name:  Barry J. Wagner
                                            Title: Director

                                        By: /s/ Dennis E. Hewitt
                                            ------------------------------------
                                            Name:  Dennis E. Hewitt
                                            Title:

                                        OMNICOM CAPITAL INC.

                                        By: /s/ Dennis E. Hewitt
                                            ------------------------------------
                                            Name:  Dennis E. Hewitt
                                            Title: President and Chief Executive
                                                     Officer

                                        GUARANTOR:

                                        OMNICOM GROUP INC.,
                                          as Guarantor

                                        By: /s/ Dennis E. Hewitt
                                            ------------------------------------
                                            Name:  Dennis E. Hewitt
                                            Title: Treasurer

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                                        ADMINISTRATIVE AGENT

                                        ABN AMRO BANK N.V., NEW YORK
                                          BRANCH, as Administrative Agent

                                        By: /s/ Frances O'R. Logan
                                            ------------------------------------
                                            Name:  Frances O'R. Logan
                                            Title: Senior Vice President

                                        By: /s/ Thomas Rogers
                                            ------------------------------------
                                            Name:  Thomas Rogers
                                            Title: Vice President

                                        BANKS

                                        ABN AMRO BANK N.V., NEW YORK BRANCH

                                        By: /s/ Frances O'R. Logan
                                            ------------------------------------
                                            Name:  Frances O'R. Logan
                                            Title: Senior Vice President

                                        By: /s/ Thomas Rogers
                                            ------------------------------------
                                            Name:  Thomas Rogers
                                            Title: Vice President

                                        THE CHASE MANHATTAN BANK

                                        By: /s/ Bruce E. Langenkamp
                                            ------------------------------------
                                            Name:  Bruce E. Langenkamp
                                            Title: Vice President

                                        THE NORTHERN TRUST COMPANY

                                        By: /s/ Michelle D. Griffin
                                            ------------------------------------
                                            Name:  Michelle D. Griffin
                                            Title: Vice President

                     Form of Amendment No. 1 to the Guaranty

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                                        SOCIETE GENERALE, NEW YORK BRANCH

                                        By: /s/ Elaine Khalil
                                            ------------------------------------
                                            Name:  Elaine Khalil
                                            Title: Director

                                        CITIBANK, N.A.

                                        By: /s/ Julio Ojea Quintana
                                            ------------------------------------
                                        Name:  Julio Ojea Quintana
                                        Title: Vice President

                                        DRESDNER BANK AG, NEW YORK AND
                                          GRAND CAYMAN BRANCHES

                                        By: /s/ Brian Schneider
                                            ------------------------------------
                                            Name:  Brian Schneider
                                            Title: Assistant Vice President

                                        By: /s/ Brian E. Haughney
                                            ------------------------------------
                                            Name:  Brian E. Haughney
                                            Title: Assistant Vice President

                                        HSBC BANK USA

                                        By: /s/ Diane M. Zieske
                                            ------------------------------------
                                            Name:  Diane M. Zieske
                                            Title: Vice President

                                        BANK OF AMERICA, N.A.

                                        By: /s/ Michael R. Heredia
                                            ------------------------------------
                                            Name:  Michael R. Heredia
                                            Title: Managing Director

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                                        THE BANK OF NEW YORK

                                        By: /s/ Kenneth P. Sneider
                                            ------------------------------------
                                            Name:  Kenneth P. Sneider
                                            Title: Vice President

                                        MELLON BANK, N.A.

                                        By: /s/ Marian N. Sisto
                                            ------------------------------------
                                            Name:  Marian N. Sisto
                                            Title: Vice President

                                        SAN PAOLO IMI S.P.A

                                        By: /s/ Robert Wurster
                                            ------------------------------------
                                            Name:  Robert Wurster
                                            Title: 1st Vice President

                                        By: /s/ Alex Guzzo
                                            ------------------------------------
                                            Name:  Alex Guzzo
                                            Title: Vice President

                                        WACHOVIA BANK, N.A.

                                        By: /s/ William C. Christie
                                            ------------------------------------
                                            Name:  William C. Christie
                                            Title: Senior Vice President

                                        WESTPAC BANKING CORPORATION

                                        By: /s/ Tony Smith
                                            ------------------------------------
                                            Name:  Tony Smith
                                            Title: Vice President

                     Form of Amendment No. 1 to the Guaranty